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                                                                    EXHIBIT 10.1

                                FIRST AMENDMENT
                                      TO
                             EMPLOYMENT AGREEMENT

     First Amendment dated as of June 24, 1999 (the "First Amendment") to the
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Amended and Restated Employment Agreement by and between Specialty Catalog
Corp., a Delaware corporation ("Specialty"), SC Corporation, a Delaware
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corporation ("SC"; together with Specialty, sometimes referred to as the
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"Corporation"), each having its offices at 21 Bristol Drive, South Easton,
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Massachusetts, and Steven L. Bock, an individual having an address at 10
Graystone Lane, Weston, Massachusetts (the "Executive"), dated as of October 15,
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1996 (as further amended and in effect from time to time, the "Employment
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Agreement").  Terms not otherwise defined herein which are defined in the
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Employment Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Corporation and Executive have agreed to modify certain terms and conditions of the Employment Agreement as specifically set forth in this First Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     (S)1.  Amendments to Section 1(c) of the Employment Agreement.  Section
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1(c) of the Employment Agreement is hereby amended and restated in its entirety by inserting the following new Section 1(c):

            (c) Subject to earlier termination as hereinafter provided, the term of this Agreement shall commence on the Effective Date and shall end (unless notice of expiration shall not have been timely given by the Corporation or Executive, as hereinafter provided in this Section 1(c)) at the close of business on December 31, 1999 (as such term may be extended or earlier terminated, the "Term"). The Corporation may cause the Term to
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     expire at December 31, 1999 by giving notice of expiration in writing to
     Executive on or before June 30, 1999. Executive may cause the Term to expire at December 31, 1999 by giving notice of expiration in writing to the Corporation on or before July 31, 1999. Either the Corporation or Executive may cause the Term to expire at the end of any calendar year ending on or after December 31, 2000 by giving not less than six months' notice of expiration in writing to the other party. For purposes of this Employment Agreement, a "Term Year" shall be a period during the Employment Term commencing on January 1, 1997 (or any anniversary thereof) and ending on the date immediately preceding the next anniversary of such date, it being understood that, for purposes of this Agreement, the portion of any calendar year following the last full calendar year of the Term shall be deemed a Term Year, except that vacation pursuant to Section 2.(d) for any Term Year of less than a full calendar year in duration shall be prorated.
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     (S)2.  Ratification, Etc.  Except as expressly amended hereby, the
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Employment Agreement and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Employment Agreement and this First Amendment shall be read and construed as a single agreement. All references in the Employment Agreement or any related agreement or instrument to the Employment Agreement shall hereafter refer to the Employment Agreement as amended hereby.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as a document under seal as of the date first above written.


                         SPECIALTY CATALOG CORP.

                         By: /s/ David E. Cicurel
                             --------------------
                          Name:  David E. Cicurel
                          Title: Director


                         SC CORPORATION

                         By: /s/ David E. Cicurel
                             --------------------
                          Name:  David E. Cicurel
                          Title: Director


                         /s/ Steven L. Bock
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                         STEVEN L. BOCK